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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A
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                                 Current report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2006


                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                         Commission file number 0-27460


           Incorporated pursuant to the Laws of the State of Delaware


        Internal Revenue Service - Employer Identification No. 16-1158413


                205 Indigo Creek Drive, Rochester, New York 14626


                                  (585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         Explanatory Note. In its Current Report on Form 8-K filed on October
19, 2006, the Registrant indicated that it was in discussions with its former president and chief executive officer regarding entry into a short-term consulting agreement for the provision of limited transition services to the Registrant. This amendment is being filed to update the aforementioned Current Report to reflect that the Registrant has now entered into the consulting agreement.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         As previously reported by Performance Technologies, Incorporated (the "Registrant"), Michael P. Skarzynski resigned as president and chief executive officer of the Registrant on October 13, 2006. Mr. Skarzynski also resigned from the Board of Directors effective as of October 13, 2006. Mr. Skarzynski advised the Registrant that he was tendering his resignation from all positions he held with the Registrant, including his position as a director of the Registrant, for personal reasons and not because of any disagreement with the Registrant. The Board of Directors accepted Mr. Skarzynski's resignation from each of the aforementioned positions, effective as of October 13, 2006, and appointed John
M. Slusser to serve as the interim president and chief executive officer of the Registrant until a permanent successor for Mr. Skarzynski can be hired.


         Following Mr. Skarzynski's resignation, the Board of Directors and Mr. Skarzynski engaged in discussions regarding entry into a short-term consulting agreement by which Mr. Skarzynski would provide the Registrant with certain transition services for the purpose of facilitating the transfer of Mr. Skarzynski's former responsibilities as president and chief executive officer of the Registrant to the interim president and chief executive officer of the Registrant. As a result of those discussions, effective as of October 24, 2006, the Registrant and Mr. Skarzynski entered into a consulting agreement.


         Pursuant to the terms of the consulting agreement, between its effective date and March 31, 2007, from time to time at the request of the Registrant, Mr. Skarzynski will provide the Registrant with certain transition services for the purpose of facilitating the transfer of Mr. Skarzynski's former responsibilities as president and chief executive officer of the Registrant to the interim president and chief executive officer of the Registrant. In exchange for such transition services, pursuant to the terms of the consulting agreement, the Registrant will make the following payments to Mr. Skarzynski: an initial payment of $50,000, payable on or by November 1, 2006; an additional payment of $40,000, payable on December 31, 2006; and a final payment of $10,000, payable on March 31, 2006. The consulting agreement contains release and waiver provisions pursuant to which Mr. Skarzynski releases and waives any claims that he might have against the Registrant, as well as other provisions generally customary for an agreement of this type, including confidentiality, indemnification, non-disparagement and non-compete provisions.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PERFORMANCE TECHNOLOGIES, INCORPORATED

October 27, 2006                      By:  /s/ John M. Slusser
                                           ---------------------------------
                                               John M. Slusser
                                               Chairman of the Board,
                                               Interim President and
                                               Chief Executive Officer

                                      By:  /s/ Dorrance W. Lamb
                                           ---------------------------------
                                               Dorrance W. Lamb
                                               Chief Financial Officer and
                                               Senior Vice President of Finance